POWER OF ATTORNEY

     WHEREAS, HERCULES INCORPORATED, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended ("Act"), a registration statement on Form S-8 ("Registration Statement"), including the exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto as prescribed by the Commission, and intends to prepare a related prospectus, in each case pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of up to and including 10,000 shares of common stock issued by the Company ("Common Stock"), subject to adjustment pursuant to the terms of the Global Environmental Solutions, Inc. Retirement Savings Plan ("Plan"), to be issued pursuant to and in accordance with the Plan;

     NOW, THEREFORE, each of the undersigned does hereby constitute and appoint Michael B. Keehan and Thomas A. Ciconte, and each of them, the true and lawful attorney or attorneys-in-fact of the undersigned, with full power of substitu-tion and resubstitution, to act jointly or severally to (i) execute in the name, place and stead of the undersigned, in any and all capacities, the Registration Statement, including the exhibits thereto, and any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto, and any and all documents necessary or incidental in connection therewith; file, or cause to be filed, the same with the Commission; and appear before the Commission in connection with any matter relating thereto; and (ii) execute and file, or cause to be filed, any application for registration or qualification (or exemption therefor), or any report or any other document required or permitted to be filed by the Company under the Blue Sky or securities laws of any state or other jurisdiction of the United States of America (including, without limitation, any applications, reports, consents to service of process, appointments of attorneys to receive a notice of process and other papers and statements that may be required under such laws), and to furnish any other information required in connection therewith. Each of said attorneys-in-fact, acting jointly or severally, shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substi-tutes or substitute, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall be revoked automatically effective on the date the undersigned ceases to be a member of the Company's Board of Directors. Any revocation shall not void or otherwise offset any acts performed by any attorney-in-fact and agent named herein pursuant to this Power of Attorney prior to the effective date of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of February, 1994.

                                        /s/ Manfred Caspari
                                       --------------------------------------
                                                      Director

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1994.

                                        /s/ Richard M. Fairbanks, III
                                       --------------------------------------
                                                      Director

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of February, 1994.

                                        /s/ Edith E. Holiday
                                       --------------------------------------
                                                      Director

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1994.

                                        /s/ Robert G. Jahn
                                       --------------------------------------
                                                      Director

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1994.

                                        /s/ Ralph L. MacDonald, Jr.
                                       --------------------------------------
                                                      Director

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 1994.

                                        /s/ Lee M. Thomas
                                       --------------------------------------
                                                      Director